SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 30, 2003
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     000-50315                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired an interest in Harbor Pointe, L.P. and Selman Place, L.P., both Georgia limited partnerships. Harbor Pointe owns the Harbor Pointe Apartments in Tifton, Georgia and Selman owns the Selman Place Apartments in Bainbridge, Georgia.

         The following tables contain information concerning the local limited partnerships and the properties identified herein:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
HARBOR        Harbor        Tifton       May 2003     $4,555,000   28 1BR Units  $271-$325   $2,141,000   $2,541,050
POINTE        Pointe        (Tift                                  28 2BR Units  $325-$345   GHFA (3)      (4)
              Apartments    County),
                            Georgia

              3 buildings
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
SELMAN        Selman Place  Bainbridge   Feb 2003     $4,555,000   28 1BR Units  $271-$325   $2,000,000   $2,239,400
              Apartments    (Decatur                               28 2BR Units  $323-$345   GHFA (3)     (4)
                            County),
                            Georgia
              3 buildings                                                                    $400,000
              (2)                                                                            RD (5)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Senior property.

3. Georgia Housing and Finance Authority will provide the mortgage loan at an interest rate of 1% for a term of 20 years in the case of Harbor Pointe and a term of 30 years in the case of Selman, in each instance payable per a fixed schedule. Outstanding principal and interest will be due and payable upon maturity of the loan.

4. Harbor Pointe and Selman also will generate Georgia state tax credits in an anticipated aggregate amount equal to the anticipated Federal tax credits. Another partnership affiliated with WNC & Associates, Inc. will be a limited partner of the local limited partnership and will be allocted the Georgia state tax credits, as well as a nominal interest in the Federal tax items.

5. The U.S. Department of Agriculture, Rural Development will provide the second mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

Tifton (Harbor Pointe): Tifton is the county seat of Tift County and is at the intersection of U.S. Highways 41 and 82, approximately 92 miles northeast of Tallahassee, Florida. The population is approximately 15,100.

Bainbridge (Selman): Bainbridge is the county seat of Decatur County and is at the intersection of U.S. Highways 84 and 27 in the southwest corner of Georgia, approximately 42 miles northwest of Tallahassee, Florida. The population is approximately 11,800.

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

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNERS      MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
HARBOR          BC Holdings,  GEM           $555,000       Series 9:       99.97/.01/.01/.01   $1,905,406 (6)
POINTE          LLC           Management,                  $1,000          30/70
                              Inc.                         adjusted by
                                                           the CPI

                                                           LGP: $1,000

                                                           The balance:
                                                           25% to Series
                                                           9 and 75% to
                                                           the LGP

--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
SELMAN          BC Holdings,  GEM           $551,230       Series 9:       99.97/.01/.01/.01    $1,697,214 (6)
                LLC           Management,                  $1,000          30/70
                              Inc.                         adjusted by
                                                           the CPI

                                                           LGP: $1,000

                                                           The balance:
                                                           25% to Series
                                                           9 and 75% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, investment management and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partners for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 9, (ii) an affiliate of WNC & Associates, Inc., which will be investing in the Georgia state tax credits, (iii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iv) the local general partners.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 9, and (ii) the local general partners. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

6. An additional capital contribution will be made by the WNC partnership to which the Georgia state tax credits will be allocated. A portion of the local general partner's fees will be paid from that capital contribution.


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

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information (1)

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P. (2)

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P. (2)

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P. (2)

         10.4 Amended and Restated Agreement of Limited Partnership of Selman Place, L.P. (2)

         10.5 First Amendment to the Amended and Restated Agreement of Limited Partnership of Selman Place, L.P. (2)

         10.6 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Selman Place, L.P. (2)
         -----------------
         (1) To be filed upon availability by amendment hereto or to be included in the next quarterly report on Form 10-Q.

         (2) To be filed upon availability by amendment hereto.





















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: July 15, 2003              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ THOMAS J. RIHA
                                               -------------------
                                               Thomas J. Riha,
                                               Vice President - Chief Financial
                                               Officer






















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